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                                                   EXHIBIT 10(v)

                              SUNAMERICA INC.
              List of Executive Compensation Plans and Arrangements

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Exhibit
  No.                            Description
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10(a)       Employment Agreement, dated July 14, 1992, between the
            Company and Michael L. Fowler, is incorporated herein by reference to Exhibit 10(f) to the Company's 1992 Annual Report on Form 10-K, filed November 30, 1992.

10(b) Employment Agreement, dated April 17, 1995, between the Company and Joseph M. Tumbler, is incorporated herein by reference to Exhibit 10(a) to the Company's Quarterly Report on Form 10-Q, for the quarter ended June 30, 1995, filed August 14, 1995.

10(c) Employment Agreement, dated April 27, 1995, between the Company and Jay S. Wintrob, is incorporated herein by reference to Exhibit 10(b) to the Company's Quarterly Report on Form 10-Q, for the quarter ended June 30, 1995, filed August 14, 1995.

10(d) Employment Agreement, dated August 15, 1997, between the Company and Gary W. Krat.

10(e) 1988 Employee Stock Plan is incorporated herein by reference to Exhibit B to the Company's and Kaufman and Broad Home Corporation's Notice of and Joint Proxy Statement for Special Meeting of Shareholders held on February 21, 1989, filed January 24, 1989.

10(f) Amended and Restated 1978 Employee Stock Option Program is incorporated herein by reference to Appendix A to the Company's Notice of 1987 Annual Meeting of Shareholders and Proxy Statement, filed March 24, 1987.

10(g) Executive Deferred Compensation Plan is incorporated herein by reference to Exhibit 10(l) to the Company's 1985 Annual Report on Form 10-K, filed February 27, 1986.

10(h) 1987 Restricted Stock Plan is incorporated herein by reference to Appendix A to the Company's Notice of 1988 Annual Meeting of Shareholders and Proxy Statement, filed March 22, 1988.

10(i)       Executive Deferred Compensation Plan, dated as of
            October 1, 1989, is incorporated herein by reference to Exhibit 10(h) to the Company's 1994 Annual Report on Form 10-K, filed December 1, 1994.

10(j) SunAmerica Supplemental Deferral Plan is incorporated herein by reference to Exhibit 10(m) to the Company's 1989 Annual Report on Form 10-K, filed December 20, 1989.

10(k) Long-Term Performance-Based Incentive Plan, Amended and Restated 1997, is incorporated herein by reference to Appendix C to the Company's Notice of 1997 Annual Meeting of Shareholders and Proxy Statement, filed December 30, 1996.

10(l) Performance Incentive Compensation Plan is incorporated herein by reference to the Company's Notice of 1995
            Annual Meeting of Shareholders and Proxy Statement, filed December 1, 1994.

10(m) 1995 Performance Stock Plan as amended and restated is incorporated herein by reference to Exhibit 10(e) to the Company's Quarterly Report on Form 10-Q, for the quarter ended March 31, 1997, filed May 15, 1997.

10(n) Registered Representatives' Deferred Compensation Plan is incorporated herein by reference to Exhibit 4.1 to the Company's Registration Statement No. 333-10523 on
            Form S-3, filed August 20, 1996.

10(o) Deferred Compensation Agreement is incorporated herein by reference to Exhibit 4.2 of the Company's Registration No. 333-10523 on Form S-3, filed August 20, 1996.

10(p) Amendment to Performance Incentive Compensation Plan is incorporated herein by reference to the Company's Notice of 1996 Annual Meeting of Shareholders and Proxy
            Statement, filed January 15, 1996.

10(q) Amendment and Restatement, dated December 31, 1996, to the $250,000,000 Credit Agreement, dated as of October 27, 1996, among the Company and SunAmerica Financial, Inc. as Borrowers and Citibank, N.A. as Agent for the banks named therein, is incorporated herein by reference to Exhibit 10.1 to the Company's Quarterly Report on Form 10-Q, for the quarter ended December 31, 1996, filed February 13, 1997.

10(r) Executive Savings Plan, effective January 1, 1997, is incorporated herein by reference to Exhibit 10-2 to the Company's Quarterly Report on Form 10-Q, for the quarter ended December 31, 1996, filed February 13, 1997.

10(s) SunAmerica 1997 Employee Incentive Stock Plan is incorporated herein by reference to Appendix A to the Company's Notice of 1997 Annual Meeting and Proxy
            Statement, filed December 30, 1996.

10(t) SunAmerica Long-Term Incentive Plan is incorporated herein by reference to Appendix B to the Company's
            Notice of 1997 Annual Meeting and Proxy Statement, filed December 30, 1996.

10(u) Non-Employee Directors' Stock Option Plan is incorporated herein by reference to Appendix D to the Company's Notice of 1997 Annual Meeting and Proxy Statement, filed
            December 30, 1996.
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